UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 Totten Pond Road, Suite 530 Waltham, MA		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 928-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

As previously reported on a Current Report on Form 8-K filed by Chiasma, Inc. (the “Company”), on June 17, 2019 (the “Effective Date”), Raj Kannan joined the Company as Chief Executive Officer and became a member of the Company’s Board of the Directors (the “Board”). As of the Effective Date, Mark J. Fitzpatrick resigned as the Company’s Chief Executive Officer and as a member of the Board. Mr. Fitzpatrick will continue to serve as the Company’s President and principal financial officer.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2019 Annual Meeting of Stockholders of the Company held on June 13, 2019 (the “Annual Meeting”):

(i) The election of three Class I directors, as nominated by the Board, each to serve a three-year term expiring at the 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; and

(ii) The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019.

The proposals are described in detail in the Company’s Proxy Statement filed on April 29, 2019 as supplemented by a Proxy Supplement filed by the Company on June 5, 2019.

The number of shares of common stock entitled to vote at the Annual Meeting was 31,765,178. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 22,155,590. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class I Directors.

Director Nominee	Votes For	Votes Withheld
Mark J. Fitzpatrick	17,671,471	1,360,282
David Stack	16,567,186	2,464,567
John A. Scarlett, M.D.	16,576,286	2,455,467

There were 3,123,837 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the voting included 22,124,752 votes for, 16,913 votes against and 13,925 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2019	Chiasma, Inc.

	By:	/s/ Mark J. Fitzpatrick
Mark J. Fitzpatrick
President